UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 5, 2007	333-104448
Date of Report (Date of earliest event reported)	Commission File Number

IWT TESORO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	91-2048019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

191 Post Road West, Suite 10, Westport, CT 06880
(Address of Principal Executive Offices) (Zip Code)

(203) 271-2770
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registration under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4(  c))

ITEM 4.01.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

                                                a.                                       Dismissal of McGladrey & Pullen, LLP

                                                Effective December 5, 2007, McGladrey & Pullen, LLP (M&P) was dismissed as  the independent registered public accounting firm of IWT Tesoro Corporation.  The decision to dismiss M&P was made by Tesoro’s audit committee and ratified by its Board of Directors..

                                                For the fiscal years ended December 31, 2006 and December 31, 2005, none of M&P’s reports contained any adverse opinion or disclaimer of opinion, nor were either of them qualified or modified as to uncertainty, audit scope, or accounting principles. However, each of the reports issued by M&P for the years ended December 31, 2006 and 2005 contained an emphasis of a matter paragraph referencing the Company’s footnote disclosure about the Company’s recurring losses from operations, its working capital deficit and its excess of liabilities over its assets which raised substantial doubt about the Company’s ability to continue as a going concern.  Additionally, for the fiscal years ended December 31,  2006 and December 31,  2005, and through the date of this Form 8-K, there have been no disagreements with M&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to M&P’s satisfaction, would have caused it to make references thereto in its report on Tesoro’s financial statements as of and for the fiscal years ended December 31,  2006 and December 31,  2005.

                                                None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the fiscal years ended December 31,  2006 and December 31,  2005 and through the date of this Form 8-K.

                                                Tesoro has requested M&P to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing disclosures.  A copy of that letter will be filed as an Exhibit to this Form 8-K as an amendment.

b.                                      Appointment of Rachlin, Cohen and Holtz, LLP

Effective December 5, 2007, and contingent on approval from the bankruptcy court, the accounting firm of Rachlin, Cohen and Holtz LLP (“ Rachlin”) was appointed as Tesoro’s independent registered public accounting firm.  Rachlin will report on Tesoro’s consolidated statements of financial condition as of December 31, 2007 and the consolidated statement of operations, changes in stockholders’ equity and cash flows for the same fiscal period.  Rachlin will also perform a review of the unaudited  condensed quarterly financial statements to be included in Tesoro’s quarterly reports on Form 10-Q.  Tesoro’s audit committee approved retaining Rachlin  as Tesoro’s new independent registered public accounting firm.

                                                During the fiscal years ended December 31, 2006 and December 31, 2005 and the subsequent interim period prior to Rachlin’s engagement, Tesoro has not engaged Rachlin as either the principal accountant to audit Tesoro’s financial statements, or as an independent registered public accounting firm to audit any of Tesoro’s significant subsidiaries and on whom Rachlin is expected to express reliance in its report.

However, from January 2005 until November 2006 Rachlin was engaged by Tesoro to provide accounting advisory services primarily in conjunction with accounting, financial reporting disclosure and tax issues. Over the 22 month period, Rachlin provided research and guidance on transactions, filings and potention accounting issues.

ITEM 9.01    FINANCIAL STATEMENTS and EXHIBITS.

(d)                                 Exhibits

EXHIBIT NO.	DESCRIPTION

16.3	Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2007                                                                                                                              IWT TESORO CORPORATION

/s/ Henry J. Boucher, Jr., President
By: Henry J. Boucher, Jr., President